SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 20, 2004

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-HYB6)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pusuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 20, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 20, 2004


                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         22,376,155.58    4.413573%       359,770.33     82,299.00      442,069.33       0.00       0.00
                        A2        447,523,111.66    4.723573%     7,195,406.50  1,761,590.17    8,956,996.67       0.00       0.00
                        A3         74,587,185.28    5.263573%     1,199,234.42    327,162.59    1,526,397.01       0.00       0.00
                        A4         19,076,418.51    5.370998%       306,716.19     85,382.84      392,099.04       0.00       0.00
                        X         568,422,021.91    0.579103%             0.00    274,312.59      274,312.59       0.00       0.00
Residual                AR                  0.00    5.370998%             0.00          0.17            0.17       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          14,240,364.03    4.940998%         2,804.05     58,634.68       61,438.72       0.00       0.00
                        B1          9,695,205.36    4.970998%         1,909.07     40,162.37       42,071.44       0.00       0.00
                        B2          5,755,934.54    5.370998%         1,133.39     25,762.60       26,895.99       0.00       0.00
                        B3          2,726,495.31    5.370998%           536.87     12,203.33       12,740.20       0.00       0.00
                        B4          5,452,990.62    5.370998%         1,073.74     24,406.67       25,480.41       0.00       0.00
                        B5          1,517,066.77    5.370998%           298.72      6,790.14        7,088.86       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        602,950,927.67     -            9,068,883.27  2,698,707.15   11,767,590.42     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         22,016,385.26              0.00
                                A2        440,327,705.16              0.00
                                A3         73,387,950.86              0.00
                                A4         18,769,702.31              0.00
                                X         559,662,897.56              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          14,237,559.98              0.00
                                B1          9,693,296.30              0.00
                                B2          5,754,801.15              0.00
                                B3          2,725,958.44              0.00
                                B4          5,451,916.88              0.00
                                B5          1,516,768.05              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        593,882,044.40     -
--------------------------------------------------------------------------------

                             Payment Date: 11/20/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     22,376,155.58     4.413573% 12669F6L2    15.989792      3.657733    978.506011
                           A2    447,523,111.66     4.723573% 12669GBA8    15.989792      3.914645    978.506011
                           A3     74,587,185.28     5.263573% 12669GBC4    15.989792      4.362168    978.506011
                           A4     19,076,418.51     5.370998% 12669GBE0    15.989792      4.451196    978.506011
                           X     568,422,021.91     0.579103% 12669F6M0     0.000000      0.480037    979.390483
Residual                   AR              0.00     5.370998% 12669GBG5     0.000000      1.706323      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      14,240,364.03     4.940998% 12669F6N8     0.196872      4.116737    999.618057
                           B1      9,695,205.36     4.970998% 12669F6P3     0.196872      4.141732    999.618057
                           B2      5,755,934.54     5.370998% 12669F6Q1     0.196872      4.475004    999.618057
                           B3      2,726,495.31     5.370998% 12669F6R9     0.196872      4.475004    999.618057
                           B4      5,452,990.62     5.370998% 12669F6S7     0.196872      4.475004    999.618057
                           B5      1,517,066.77     5.370998% 12669F6T5     0.196872      4.475003    999.617998
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     602,950,927.67       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2004-HYB6
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       593,882,044.40   593,882,044.40
Loan count                   1419             1419
Avg loan rate           5.689170%             5.69
Prepay amount        8,950,157.25     8,950,157.25

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       134,829.82       134,829.82
Sub servicer fees        3,139.76         3,139.76
Trustee fees             4,522.13         4,522.13


Agg advances                  N/A              N/A
Adv this period         58,579.31        58,579.31

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud               12,121,550.00    12,121,550.00
Special Hazard       6,029,509.28     6,029,509.28


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.468655%           100.000000%            563,562,871.03
   -----------------------------------------------------------------------------
   Junior            6.531345%             0.000000%             39,380,300.81
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          23                10,739,710.35
60 to 89 days                           1                 1,100,000.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                24                11,839,710.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,767,590.42         11,767,590.42
Principal remittance amount            9,068,883.27          9,068,883.27
Interest remittance amount             2,698,707.15          2,698,707.15